UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2015

Beacon Roofing Supply, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50924	36-4173371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

505 Huntmar Park Drive, Suite 300, Herndon, VA	20170
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (571) 323-3939

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously announced, on July 27, 2015, Beacon Roofing Supply, Inc. (“Beacon”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Beacon Leadership Acquisition I, Inc., a Delaware corporation and a wholly owned subsidiary of Beacon (“Merger Sub I”), Beacon Leadership Acquisition II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Beacon (“Merger Sub II”),  and CDRR Investors, Inc. (“RSG Parent”), a Delaware corporation and indirect parent of Roofing Supply Group, LLC, a Delaware limited liability company (“RSG”). Pursuant to the Merger Agreement, Beacon will acquire RSG in a cash and stock transaction valued at approximately $1.14 billion (based upon a ten-day average of the volume weighted average prices of Beacon’s common stock as of July 24, 2015) (the “RSG Acquisition”) through a merger of Merger Sub I with and into RSG Parent, with RSG Parent continuing as the surviving corporation and a wholly owned subsidiary of Beacon, followed by a second merger of RSG Parent with and into Merger Sub II, with Merger Sub II continuing as the surviving limited liability company and a wholly owned subsidiary of Beacon.

Beginning on September 9, 2015, Beacon will be providing a confidential information memorandum, excerpts of which are being furnished as Exhibit 99.1 hereto, to certain prospective lenders in connection with the proposed debt financing of the RSG Acquisition. Completion of the RSG Acquisition remains subject to the satisfaction (or waiver, as applicable) of customary closing conditions. There can be no assurance that the proposed debt financing or the RSG Acquisition will be completed.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. Beacon undertakes no duty or obligation to publicly update or revise this information.

Exhibit 99.1 contains certain “non-GAAP financial measures” as that term is defined by the rules and regulations of the Securities and Exchange Commission (“SEC”). The non-GAAP financial measures used in Exhibit 99.1 have inherent limitations as performance measures and should not be considered in isolation of, as a substitute for, or superior to, financial information prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The non-GAAP financial measures contained in Exhibit 99.1 may differ from similarly titled measures presented by other companies. The non-GAAP financial measures, as well as other information contained in Exhibit 99.1, should be read in conjunction with Beacon’s financial statements filed with the SEC.

Item 8.01.	Other Events.

The following RSG Parent historical consolidated financial statements are filed herewith as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference:

•	RSG Parent’s audited consolidated financial statements as of and for the years ended December 31, 2014 and 2013 and for the period from May 31, 2012 through December 31, 2012 (successor) and the period from January 1, 2012 through May 30, 2012 (predecessor) and the reports thereon of (i) Ernst & Young LLP, RSG Parent’s independent auditors for the years ended December 31, 2014 and 2013, and (ii) BDO USA, LLP, RSG Parent’s independent auditors for the year ended December 31, 2012; and

•	RSG Parent’s unaudited consolidated interim financial statements for the six months ended June 30, 2015 and 2014 and as of June 30, 2015.

In addition, the following preliminary unaudited pro forma combined financial information of Beacon is filed herewith as Exhibit 99.4 and is incorporated herein by reference:

•	unaudited pro forma condensed combined statement of operations for the nine months ended June 30, 2015, giving effect to the RSG Acquisition and the related proposed financing transactions as if they had occurred as of October 1, 2013;

•	unaudited pro forma condensed combined statement of operations for the fiscal year ended September 30, 2014, giving effect to the RSG Acquisition and the related proposed financing transactions as if they had occurred as of October 1, 2013; and

•	unaudited pro forma condensed combined balance sheet as of June 30, 2015, giving effect to the RSG Acquisition and the related proposed financing transactions as if they had occurred as of June 30, 2015.

The unaudited pro forma condensed combined financial information (and the preliminary purchase price allocation as presented therein) has been derived from estimates and certain assumptions, including assumptions about the related proposed financing transactions, that may change materially. Accordingly, the unaudited pro forma combined financial information is for illustrative purposes only and is not necessarily indicative of what Beacon’s financial condition or results of operations would have been had the RSG Acquisition and related proposed financing transactions been completed on the dates indicated and does not purport to project Beacon’s future financial condition and results of operations following the consummation of the RSG Acquisition and related proposed financing transactions. We therefore caution you not to place undue reliance on the unaudited pro forma combined financial information. The unaudited pro forma combined financial information does not reflect any cost savings or associated costs to achieve such savings from operating efficiencies, synergies or other restructuring that may result from the RSG Acquisition and related proposed financing transactions.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of RSG Parent as of and for the years ended December 31, 2014 and 2013 and for the period from May 31, 2012 through December 31, 2012 (successor) and the period from January 1, 2012 through May 30, 2012 (predecessor) and the reports thereon of (i) Ernst & Young LLP, RSG Parent’s independent auditors for the years ended December 31, 2014 and 2013, and (ii) BDO USA, LLP, RSG Parent’s independent auditors for the year ended December 31, 2012 are filed as Exhibit 99.2 hereto. The unaudited consolidated interim financial statements of RSG Parent for the six months ended June 30, 2015 and 2014 and as of June 30, 2015 are filed as Exhibit 99.3 hereto.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined statements of operations for the nine months ended June 30, 2015 and for the fiscal year ended September 30, 2014 and the unaudited pro forma combined balance sheet as of June 30, 2015, in each case giving effect to the RSG Acquisition and the related proposed financing transactions, are filed as Exhibit 99.4 hereto.

(d)	Exhibits.

23.1	Consent of Ernst & Young LLP, independent auditors to CDRR Investors, Inc. for the years ended December 31, 2014 and 2013.

23.2	Consent of BDO USA, LLP, independent auditors to CDRR Investors, Inc. for the year ended December 31, 2012.

99.1	Excerpt from Beacon Roofing Supply, Inc. Confidential Information Memorandum dated September 2015.

99.2	Audited consolidated financial statements of CDRR Investors, Inc. as of and for the years ended December 31, 2014 and 2013 and for the period from May 31, 2012 through December 31, 2012 (successor) and the period from January 1, 2012 through May 30, 2012 (predecessor).

99.3	Unaudited consolidated interim financial statements of CDRR Investors, Inc. for the six months ended June 30, 2015 and 2014 and as of June 30, 2015.

99.4	Preliminary unaudited pro forma combined financial information of Beacon Roofing Supply, Inc. giving effect to the RSG Acquisition and the related proposed financing transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

By:	/s/ Joseph M. Nowicki
Name: Joseph M. Nowicki
Title: Executive Vice President and CFO

Date: September 9, 2015

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent auditors to CDRR Investors, Inc. for the years ended December 31, 2014 and 2013.

23.2	Consent of BDO USA, LLP, independent auditors to CDRR Investors, Inc. for the year ended December 31, 2012.

99.1	Excerpt from Beacon Roofing Supply, Inc. Confidential Information Memorandum dated September 2015.

99.2	Audited consolidated financial statements of CDRR Investors, Inc. as of and for the years ended December 31, 2014 and 2013 and for the period from May 31, 2012 through December 31, 2012 (successor) and the period from January 1, 2012 through May 30, 2012 (predecessor).

99.3	Unaudited consolidated interim financial statements of CDRR Investors, Inc. for the six months ended June 30, 2015 and 2014 and as of June 30, 2015.

99.4	Preliminary unaudited pro forma combined financial information of Beacon Roofing Supply, Inc. giving effect to the RSG Acquisition and the related proposed financing transactions.